 See reverse for                                                ----------------
certain definitions                                             CUSIP 123159 105
                                                                ----------------

                                   Burzynski
                            Research Institute Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                    SHARES

This Certifies That                   COPY

is the owner of

fully paid and non-assessable shares of

                       Burzynski Research Institute Inc.

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
                                     Agent.

 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                      Dated

        [BURZYNSKI RESEARCH INSTITUTE INC. CORPORATE SEAL 1980 DELAWARE]


/s/ Barbara Mattox                                    /s/ Stanislaw R. Burzynski
---------------------------                           --------------------------
    Secretary                                                  President

Countersigned

                    General Securities Transfer Agency, Inc.
                  P.O. Box 3805, Albuquerque, New Mexico 87190


                By ________________________________________________
                   Transfer Agent & Registrar Authorized Signature

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _______ Custodian _______
                     (Cust)           (Minor)
                  under Uniform Gifts to Minors

                 Act ________________________
                             (State)

    Additional abbreviations may also be used though not in the above list.

                                      COPY

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------

---------------------------------

For Value received, __________________________ hereby sell, assign and transfer unto ___________________________________________________________________________
      Please print or typewrite name and address including postal zip code of assignee.

________________________________________________________________________________

________________________________________________________________________________

________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

      Dated: __________________________

                        Signature _________________________________________

Signature Guaranteed:

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.

________________________________________________________________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.